SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 13, 2004





                                OLIN CORPORATION
             (Exact name of registrant as specified in its charter)

               Virginia                    1-1070                13-1872319
   (State or Other Jurisdiction of  (Commission File Number)   (IRS Employer
            Incorporation)                                   Identification No.)

              P.O. Box 4500, 501 Merritt 7,                         06856-4500
                   Norwalk, Connecticut                             (Zip Code)
         (Address of principal executive offices)

                                 (203) 750-3000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7.  Exhibits.
         _________


         Exhibit No.         Exhibit
         ___________         _______

           99.1              Press Release, dated February 13, 2004.

Item 9.  Regulation FD Disclosure.

     In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

     Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's press release dated February 13, 2004, announcing a presentation to be made at a meeting sponsored by Morgan Stanley on February 24, 2004.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OLIN CORPORATION

                                         By:          /s/ George H. Pain
                                                      __________________________
                                             Name:    George H. Pain
                                             Title:   Vice President, General
                                                      Counsel and Secretary



Date:  February 13, 2004

                                  EXHIBIT INDEX


       Exhibit No.         Exhibit
       ___________         _______

          99.1             Press Release, dated February 13, 2004.